UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Semiannual report 3|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio managers provide a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research, and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 7, 2015

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in an easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors' portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in mainly high-quality short-term money market instruments, the fund's risk of losing principal may be lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest category of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. Money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for a "rainy day," this fund can be an appropriate choice.

Putnam Money Market Fund is designed to provide stability and liquidity.

While the return potential for money market funds is lower than that for other types of investments — such as stocks — their relative stability can be beneficial. Many investors put a portion of their assets in money market funds to offset the volatility of stock and bond investments. While their returns may not keep pace with inflation over time, money market funds offer liquidity and relatively low risk, which may be appropriate for short-term savings needs.

Putnam Money Market Fund
Fiscal year-end returns as of 9/30
(class A shares)

5.04%
1.67%
0.87%
0.69%
2.29%
4.34%
5.01%
3.35%
0.86%
0.05%
0.01%
0.01%
0.01%
0.01%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements *(repos)* Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Variable-rate demand notes *(VRDNs)* Floating-rate securities with a long-term maturity, usually 20 or 30 years, that carry a coupon that resets every one or seven days, making them eligible for purchase by money market mutual funds

2 Money Market Fund

Money Market Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

The fund — class A shares
Putnam Money Market Fund (PDDXX)

Fund's Lipper peer group average
Money Market Funds

Fund's current 7-day yield (class A shares at 3/31/15) is 0.01%.

5.09
5.16
1.49
1.31
0.02
0.02
0.01
0.01
0.01
0.01
0.00
0.01
LIFE OF FUND
(since 10/1/76)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. Due to market volatility, current performance may be higher or lower than the performance shown. See pages 2–3, 5, and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     Money Market Fund

Interview with your fund’s portfolio managers

Joanne M. Driscoll, CFA

Jonathan M. Topper

Please describe the market environment during the six-month reporting period ended March 31, 2015.

Joanne: During the period, central banks outside the United States continued to implement their accommodative monetary policies to promote growth in their respective economies. However, weak global growth precipitated a fall in energy prices, which tumbled to five-year lows in the closing weeks of 2014, as the Organization of the Petroleum Exporting Countries declined to cut production to support oil prices. Although lower oil prices mean more money in U.S. consumers’ pockets, they had a negative effect on the energy sector and on oil-exporting developing countries that rely on revenues from oil reserves. For the United States, one of the more immediate effects of falling oil prices was on inflation, which, if it stays low, could grant the Federal Reserve more flexibility in holding off rate increases, in our opinion. Shorter-term Treasury yields rose during the fourth quarter of 2014, partially discounting the Fed’s first rate increase, which investors were anticipating would occur later in 2015 given mixed U.S. economic data, low inflation, and monetary easing in key economies abroad.

Financial markets greeted 2015 with more volatility, as investors absorbed mixed economic data and instability in the Middle East. Two of the more notable themes for the first quarter were monetary policy divergence between the Fed and the rest

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 2–4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Money Market Fund     5

of the world’s central banks and concerns about the effects of a strong U.S. dollar. The dollar’s advance against other currencies was due to prospects for higher U.S. interest rates, weak global growth, and low oil prices, which hurt commodity-driven emerging-market economies such as Brazil, Mexico, and Russia and their respective currencies. With the increased uncertainty, market sentiment shifted often and, at times, sharply — creating swings in the performance of equities and fixed-income securities, as risk preferences changed. Given these developments, shorter-term Treasury rates fluctuated but ended slightly lower for the first quarter of 2015.

How did the Fed respond to these developments?

Jonathan: At its policy-setting meetings, the Federal Reserve took close stock of these developments. With the U.S. economy appearing further along in its recovery than other developed economies, the Fed terminated its monthly bond-buying program in October 2014. With one lever of the Fed’s extraordinarily accommodative monetary program removed, investors turned their attention to the anticipated timing of the Fed’s first rate increase since 2006. However, given the interconnectedness of the global economy, we believe Fed officials are finding it more difficult than anticipated to decouple U.S. monetary policy from the rest of the

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 3/31/15. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

6     Money Market Fund

“We have expected upward pressure
on U.S. interest rates for some
time, but global factors kept these
movements in check.”

Jonathan Topper

world. Further complicating the central bank’s efforts is the strong U.S. dollar, which is suppressing already-low U.S. inflation while curbing economic growth. Lower oil prices are also creating a disinflationary effect, although they have potential to stimulate consumption as well.

At the Fed’s closely watched meeting this past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of a rate increase. Subsequently, in March, Chair Janet Yellen suggested that the central bank remains in no rush to raise interest rates. Even though the Fed removed the word “patient” from its statement about plans for raising interest rates — a change in wording that was expected — the central bank also tempered its outlook for the U.S. economy and inflation. Yellen added that when rates start to increase, they might not approach long-term “normal” levels for some time. The overall dovish tone of Yellen’s statement was well received by investors, as it signaled a more gradual path to the normalization of interest rates than many investors had anticipated.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Fund     7

How did Putnam Money Market Fund perform against this backdrop?

Joanne: The Fed’s decision to hold its benchmark federal funds rate at near zero percent throughout the reporting period contributed to an absolute low level of yields at the front end of the yield curve. Limited new issuance and paydowns in U.S. Treasury bills contributed to supply constraints, while demand was strong. This supply/demand imbalance further pressured yields. Accordingly, the fund’s performance fell in line with this rate environment.

What can you tell us about your investment approach during the reporting period?

Jonathan: With interest rates on the short end of the yield curve flat to marginally wider for the period, we searched for investments that would allow us to take advantage of these higher yields as well as retain flexibility should rates increase further. We accomplished this by focusing on floating-rate instruments and fixed-rate commercial paper in the three- to six-month maturity range. We also added exposure to U.S. Treasuries by purchasing longer-dated, floating-rate Treasury notes with two-year maturities that reset on a daily basis spread against the most recent 13-week Treasury bill. The portfolio continued to have large weightings in repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries, as well as mortgages backed by U.S. government agencies. Repurchase agreements provided a regular source of liquidity during the period. As a result of these strategies, the portfolio’s weighted average maturity increased from 31 days at the beginning of the period to 34 days at period-end on March 31.

Which fund holdings exemplified your investment approach?

Joanne: We think that underlying bank fundamentals are improving, and we have invested in what we believe are large, creditworthy banks, such as Australia & New Zealand Banking Group and Canadian Imperial Bank of Commerce. The fund also held commercial paper issued by Apple. We continue to find what we believe are attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Fairway Finance and Bedford Row Funding. We focused on ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as commercial and auto loans, as well as other asset types that have ample third-party structural support and strong management and sponsorship.

What are your thoughts about U.S. economic growth and the future course of interest rates?

Jonathan: When 2015 began, investors were anticipating that the U.S. economy would continue to grow and that higher corporate earnings, not multiple expansions where investors pay up for future cash flows, would drive the markets. However, this was not the case in the first quarter, as the harsh winter weather and the West Coast port strike, among other factors, took a toll on U.S. growth and corporate earnings. Analysts expect first-quarter earnings to be down 3% to 4% year-over-year, setting the markets up for more uncertainty and volatility in the second quarter. Without growth to generate cash flow and drive returns, we believe that investors will be relying on the Fed’s easy money policies to push the markets higher. This is not sustainable long term, in our view.

The central bank’s decision to begin increasing its federal funds rate from near zero is expected to depend on the labor market, inflation, and growth prospects. The unemployment rate stood at 5.5% in March, and inflation remains below the Fed’s target. However, with the U.S. economy sending mixed signals, many analysts believe the Fed will hold off raising rates until the second half of the year, most likely in September.

While the timing of the Fed’s first rate increase in nearly a decade is important,

8     Money Market Fund

investors appear to have come to terms with this reality. However, as the new rate-tightening cycle approaches, the projected pace of that tightening cycle has taken on more significance. In early April, Fed Vice Chairman Stanley Fischer added that it is unlikely that the path to higher rates will be a steady pace. Rather, he anticipates that the Fed’s path to higher rates will likely be a shallower, more gradual approach to allow the economy time to absorb policy adjustments. As Fischer stated, the path could be volatile and include rate cuts if developments surface to warrant alternate considerations.

We have expected upward pressure on U.S. interest rates for some time, but global factors have kept these movements in check. Thus, we believe the impact on the short end of the yield curve will occur much closer to when the Fed actively begins raising its benchmark rate. In the meanwhile, we think it best to maintain the portfolio’s flexibility to take advantage of any upticks in short-term yields, while the Fed continues to assess prospects for U.S. growth amid global weakness.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Although the U.S. economy is showing positive trends, uneven growth in consumer spending remains a bit perplexing. Despite rising personal income and lower energy costs, consumer spending in the United States rose by only 0.1% in February after dropping 0.2% in January, according to the Commerce Department. Harsh winter weather during those months, with heavy snowfalls blanketing the Northeast and Midwest, may have discouraged millions of Americans from heading to stores. Amid weak spending, the pace of hiring also slowed to 126,000 new jobs in March, the lowest since December 2013. These soft readings, however, might be as temporary as the weather. The personal savings rate rose from 5.5% in January to 5.8% in February, with Americans reaching their highest levels in savings in more than two years. In short, consumers have money to spend, and a rebound in economic activity, along the lines of that seen in 2014, may be likely.

Money Market Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/15

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)
	Net asset value	Before CDSC	After CDSC	Before CDSC	After CDSC	Net asset value	Net asset value	Net asset value
Annual average (life of fund)	5.09%	4.98%	4.98%	4.65%	4.65%	4.96%	4.64%	4.87%
10 years	15.93	13.56	13.56	13.57	13.57	15.19	13.56	14.71
Annual average	1.49	1.28	1.28	1.28	1.28	1.42	1.28	1.38
5 years	0.08	0.08	–1.92	0.08	0.08	0.08	0.08	0.08
Annual average	0.02	0.02	–0.39	0.02	0.02	0.02	0.02	0.02
3 years	0.03	0.03	–2.97	0.03	0.03	0.03	0.03	0.03
Annual average	0.01	0.01	–1.00	0.01	0.01	0.01	0.01	0.01
1 year	0.01	0.01	–4.99	0.01	–0.99	0.01	0.01	0.01
6 months	0.00	0.00	–5.00	0.00	–1.00	0.00	0.00	0.00
Current rate (end of period)*	Net asset value	Before CDSC	After CDSC	Before CDSC	After CDSC	Net asset value	Net asset value	Net asset value
Current 7-day yield (with expense limitation)	0.01%	0.01%	—	0.01%	—	0.01%	0.01%	0.01%
Current 7-day yield (without expense limitation)	–0.30	-0.80	—	–0.79	—	–0.45	–0.80	–0.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Money Market Fund

Comparative Lipper returns For periods ended 3/31/15

Lipper Money Market Funds category average*
Annual average (life of fund)	5.16%
10 years	13.95
Annual average	1.31
5 years	0.08
Annual average	0.02
3 years	0.04
Annual average	0.01
1 year	0.01
6 months	0.01

Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 211, 211, 205,191, 166, and 12 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/15

Distributions	Class A	Class B	Class C	Class M	Class R	Class T
Number	6	6	6	6	6	6
Income	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050
Capital gains	—	—	—	—	—	—
Total	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Money Market Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T
Total annual operating expenses for the fiscal year ended 9/30/14	0.49%	0.99%	0.99%	0.64%	0.99%	0.74%
Annualized expense ratio for the six-month period ended 3/31/15*	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014, to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T
Expenses paid per $1,000*†	$0.75	$0.75	$0.75	$0.75	$0.75	$0.75
Ending value (after expenses)	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Money Market Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T
Expenses paid per $1,000*†	$0.76	$0.76	$0.76	$0.76	$0.76	$0.76
Ending value (after expenses)	$1,024.18	$1,024.18	$1,024.18	$1,024.18	$1,024.18	$1,024.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Money Market Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are available only by exchange from another Putnam fund and are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     Money Market Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Money Market Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Money Market Fund

The fund’s portfolio 3/31/15 (Unaudited)

COMMERCIAL PAPER (23.2%)*	Yield (%)	Maturity date	Principal amount	Value
American Honda Finance Corp.	0.130	5/22/15	$12,000,000	$11,997,790
Apple, Inc.	0.200	5/19/15	4,400,000	4,398,827
Bank of Tokyo-Mitsubishi UFJ, Ltd./ New York, NY (Japan)	0.220	4/29/15	6,725,000	6,723,849
BMW US Capital, LLC	0.100	4/8/15	6,000,000	5,999,883
BPCE SA 144A (France)	0.115	4/2/15	6,000,000	5,999,981
Chevron Corp.	0.120	4/1/15	12,450,000	12,450,000
Coca-Cola Co. (The)	0.200	7/21/15	7,700,000	7,695,252
Commonwealth Bank of Australia 144A (Australia)	0.288	3/24/16	6,450,000	6,450,000
Commonwealth Bank of Australia 144A (Australia)	0.276	11/9/15	11,700,000	11,700,008
DnB Bank ASA (Norway)	0.200	5/18/15	12,525,000	12,521,730
DnB Bank ASA 144A (Norway)	0.280	8/5/15	6,175,000	6,168,949
General Electric Capital Corp.	0.180	4/14/15	18,700,000	18,698,785
HSBC Bank PLC 144A (United Kingdom)	0.262	10/2/15	4,000,000	4,000,000
Mitsubishi UFJ Trust & Banking Corp./NY 144A	0.250	5/22/15	10,500,000	10,496,281
National Australia Bank, Ltd. (Australia)	0.209	7/6/15	3,450,000	3,448,077
National Australia Bank, Ltd. 144A, Ser. CPIB (Australia)	0.235	6/15/15	8,000,000	7,999,860
Nestle Capital Corp.	0.170	8/10/15	12,725,000	12,717,128
Nestle Finance International, Ltd. (Switzerland)	0.190	8/20/15	5,225,000	5,221,112
Nordea Bank AB 144A (Sweden)	0.150	4/27/15	3,250,000	3,249,648
Prudential PLC 144A (United Kingdom)	0.150	5/12/15	12,050,000	12,047,941
Roche Holdings, Inc. (Switzerland)	0.120	7/13/15	12,675,000	12,670,648
Simon Property Group LP	0.160	6/10/15	9,000,000	8,997,200
Simon Property Group LP	0.120	4/27/15	2,875,000	2,874,751
Skandinaviska Enskilda Banken AB (Sweden)	0.230	6/19/15	7,000,000	6,996,467
Skandinaviska Enskilda Banken AB (Sweden)	0.200	4/10/15	1,250,000	1,249,938
Standard Chartered Bank/New York 144A	0.230	4/8/15	9,800,000	9,799,562
State Street Corp.	0.190	5/5/15	7,225,000	7,223,704
State Street Corp.	0.180	6/1/15	10,800,000	10,796,706
Sumitomo Mitsui Banking Corp. (Japan)	0.341	9/25/15	17,875,000	17,845,119
Swedbank AB (Sweden)	0.205	5/13/15	13,450,000	13,446,783
Toyota Motor Credit Corp.	0.180	7/9/15	17,750,000	17,741,214
Total commercial paper (cost $279,627,193)				$279,627,193

REPURCHASE AGREEMENTS (22.3%)*	Principal amount	Value
Interest in $348,965,000 joint tri-party repurchase agreement dated 3/31/15 with Citigroup Global Markets, Inc. due 4/1/15 — maturity value of $89,500,348 for an effective yield of 0.140% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 2.193% to 6.000% and due dates ranging from 3/31/21 to 3/20/45, valued at $355,944,393)	$89,500,000	$89,500,000

Money Market Fund     17

REPURCHASE AGREEMENTS (22.3%)* cont.	Principal amount	Value
Interest in $344,908,000 joint tri-party repurchase agreement dated 3/31/15 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 4/1/15 — maturity value of $89,582,323 for an effective yield of 0.130% (collateralized by a mortgage backed security with a coupon rate of 3.500% and a due date of 1/1/45, valued at $351,806,161)	$89,582,000	$89,582,000
Interest in $90,000,000 tri-party repurchase agreement dated 3/31/15 with Goldman, Sachs & Co. due 4/1/15 — maturity value of $90,000,375 for an effective yield of 0.150% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 4.270% and due dates ranging from 6/1/25 to 5/15/51, valued at $91,800,000)	90,000,000	90,000,000
Total repurchase agreements (cost $269,082,000)		$269,082,000

ASSET-BACKED COMMERCIAL PAPER (17.0%)*	Yield (%)	Maturity date	Principal amount	Value
Atlantic Asset Securitization, LLC	0.140	4/10/15	$6,000,000	$5,999,790
Bedford Row Funding Corp. 144A	0.257	7/9/15	16,750,000	16,750,000
Bedford Row Funding Corp. 144A	0.250	6/15/15	3,500,000	3,498,177
CAFCO, LLC	0.120	4/20/15	6,000,000	5,999,620
Chariot Funding, LLC	0.190	4/9/15	21,250,000	21,249,103
CHARTA, LLC	0.150	5/4/15	5,900,000	5,899,189
Collateralized Commercial Paper Co., LLC	0.260	5/6/15	8,475,000	8,472,858
Collateralized Commercial Paper Co., LLC	0.200	5/18/15	10,225,000	10,222,330
CRC Funding, LLC	0.120	4/27/15	6,000,000	5,999,480
Fairway Finance, LLC 144A (Canada)	0.250	8/17/15	8,150,000	8,142,190
Fairway Finance, LLC 144A (Canada)	0.225	5/6/15	9,775,000	9,775,000
Jupiter Securitization Co., LLC	0.190	4/9/15	14,500,000	14,499,388
Jupiter Securitization Co., LLC	0.180	7/6/15	3,650,000	3,648,248
Liberty Street Funding, LLC (Canada)	0.180	4/20/15	2,100,000	2,099,801
MetLife Short Term Funding, LLC 144A	0.150	4/20/15	19,000,000	18,998,496
Old Line Funding, LLC 144A	0.250	5/7/15	20,000,000	19,995,000
Regency Markets No. 1, LLC 144A	0.150	4/20/15	5,000,000	4,999,604
Regency Markets No. 1, LLC 144A	0.150	4/16/15	3,100,000	3,099,806
Regency Markets No. 1, LLC 144A	0.150	4/15/15	10,000,000	9,999,417
Thunder Bay Funding, LLC 144A	0.240	5/15/15	20,000,000	19,994,133
Working Capital Management Co. (Japan)	0.160	4/27/15	6,000,000	5,999,307
Total asset-backed commercial paper (cost $205,340,937)				$205,340,937

CERTIFICATES OF DEPOSIT (11.9%)*	Yield (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./New York, NY	0.170	4/8/15	$15,050,000	$15,050,000
Bank of Nova Scotia/Houston FRN notes	0.255	9/8/15	16,250,000	16,250,000
Canadian Imperial Bank of Commerce/New York, NY FRN notes	0.263	11/12/15	5,825,000	5,825,000
Canadian Imperial Bank of Commerce/New York, NY FRN notes	0.247	6/17/15	13,750,000	13,750,000
Citibank, NA	0.150	5/4/15	7,400,000	7,400,677
Citibank, NA FRN notes	0.255	4/9/15	4,500,000	4,500,092
HSBC Bank USA, NA FRN notes	0.302	12/7/15	11,725,000	11,725,000

18     Money Market Fund

CERTIFICATES OF DEPOSIT (11.9%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Nordea Bank Finland PLC/New York FRN notes	0.366	11/9/15	$1,500,000	$1,500,836
Nordea Bank Finland PLC/New York FRN notes	0.226	7/13/15	13,000,000	13,000,000
Rabobank Nederland NV/NY FRN notes (Netherlands)	0.277	7/17/15	9,050,000	9,052,748
Rabobank Nederland NV/NY FRN notes (Netherlands)	0.215	4/9/15	2,950,000	2,950,062
Svenska Handelsbanken/New York, NY (Sweden)	0.205	5/6/15	19,850,000	19,850,096
Toronto-Dominion Bank/NY FRN notes (Canada)	0.267	11/18/15	13,050,000	13,050,000
Toronto-Dominion Bank/NY FRN notes (Canada)	0.245	6/8/15	2,250,000	2,250,003
U.S. Bank, NA/Cincinnati, OH FRN notes	0.275	10/30/15	7,800,000	7,800,000
Total certificates of deposit (cost $143,954,514)				$143,954,514

MUNICIPAL BONDS AND NOTES (8.4%)*	Yield (%)	Maturity date	Rating**	Principal amount	Value
Illinois (1.0%)
University of Chicago Commercial Paper, Ser. A	0.120	6/11/15	P-1	$12,100,000	$12,097,136
					12,097,136
Maryland (1.0%)
Johns Hopkins University Commercial Paper, Ser. C	0.150	7/22/15	P-1	1,375,000	1,375,000
Johns Hopkins University Commercial Paper, Ser. C	0.120	5/20/15	P-1	6,000,000	6,000,000
Johns Hopkins University Commercial Paper, Ser. C	0.120	5/19/15	P-1	5,000,000	5,000,000
					12,375,000
Massachusetts (1.4%)
President and Fellows of Harvard College Commercial Paper	0.160	5/15/15	P-1	16,500,000	16,496,773
					16,496,773
New York (0.9%)
Trustees of Columbia University in the City of New York Commercial Paper	0.120	5/12/15	P-1	11,300,000	11,300,000
					11,300,000
North Carolina (0.9%)
Duke University Commercial Paper, Ser. B-98	0.150	7/16/15	P-1	11,075,000	11,070,109
					11,070,109
Pennsylvania (1.8%)
Lehigh University Commercial Paper, Ser. A	0.242	5/19/15	P-1	6,100,000	6,099,024
Lehigh University Commercial Paper, Ser. A	0.170	7/16/15	P-1	7,575,000	7,571,208
Trinity Health Corporation Commercial Paper	0.120	5/5/15	P-1	8,300,000	8,299,059
					21,969,291

Money Market Fund     19

MUNICIPAL BONDS AND NOTES (8.4%)* cont.	Yield (%)	Maturity date	Rating**	Principal amount	Value
Texas (1.4%)
Board of Regents of The University of Texas Revenue Financing System Commercial Paper, Ser. B	0.150	6/16/15	P-1	$11,800,000	$11,800,000
Texas A&M University Commercial Paper, Ser. B	0.130	5/20/15	P-1	4,500,000	4,500,000
					16,300,000
Total municipal bonds and notes (cost $101,608,309)					$101,608,309

U.S. TREASURY OBLIGATIONS (5.5%)*	Yield (%)	Maturity date	Principal amount	Value
U.S. Treasury FRN Notes	0.119	1/31/17	$12,500,000	$12,499,535
U.S. Treasury FRN Notes	0.105	7/31/16	13,250,000	13,250,476
U.S. Treasury FRN Notes	0.104	4/30/16	13,050,000	13,050,467
U.S. Treasury FRN Notes	0.088	10/31/16	13,250,000	13,250,107
U.S. Treasury FRN Notes	0.080	1/31/16	14,700,000	14,698,236
Total U.S. treasury obligations (cost $66,748,821)				$66,748,821

CORPORATE BONDS AND NOTES (5.2%)*	Interest rate (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./ New York, NY sr. unsec. notes	0.900	2/12/16	$2,850,000	$2,859,771
HSBC Bank PLC 144A sr. unsec. notes (United Kingdom)	3.500	6/28/15	1,500,000	1,511,332
National Australia Bank, Ltd./New York sr. unsec. notes (Australia)	1.600	8/7/15	1,360,000	1,366,053
National Bank of Canada company guaranty sr. unsec. notes (Canada)	1.500	6/26/15	4,500,000	4,513,096
Royal Bank of Canada sr. unsec. unsub. notes, Ser. MTN (Canada)	0.800	10/30/15	4,440,000	4,449,295
Toronto-Dominion Bank (The) sr. unsec. FRN notes, Ser. MTN (Canada)	0.436	5/1/15	2,883,000	2,883,434
U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN notes, Ser. BKNT	0.315	10/1/15	12,000,000	12,003,483
Wells Fargo & Co. sr. unsec. unsub. FRN notes	1.189	6/26/15	4,107,000	4,115,251
Wells Fargo Bank, NA sr. unsec. FRN notes, Ser. MTN M	0.361	7/15/19	11,000,000	11,000,000
Westpac Banking Corp. sr. unsec. unsub. notes (Australia)	1.125	9/25/15	5,200,000	5,218,408
Westpac Banking Corp. sr. unsec. unsub. notes (Australia)	0.950	1/12/16	12,700,000	12,743,393
Total corporate bonds and notes (cost $62,663,516)				$62,663,516

MUTUAL FUNDS (4.3%)*	Yield (%)	Shares	Value
Putnam Money Market Liquidity Fund L	0.090	51,736,607	$51,736,607
Total mutual funds (cost $51,736,607)			$51,736,607

20     Money Market Fund

TIME DEPOSITS (3.0%)*	Yield (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman Islands (Cayman Islands)	0.120	4/1/15	$18,250,000	$18,250,000
Svenska Handelsbanken/Cayman Islands (Sweden)	0.030	4/1/15	18,000,000	18,000,000
Total time deposits (cost $36,250,000)				$36,250,000

TOTAL INVESTMENTS
Total investments (cost $1,217,011,897)	$1,217,011,897

Key to holding’s abbreviations
BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,206,983,090.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
M	This security’s effective maturity date is less than one year.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	77.0%
Sweden	5.2
Australia	4.0
Canada	3.9
Japan	2.5
Norway	1.5
Cayman Islands	1.5
Switzerland	1.5
United Kingdom	1.4
Netherlands	1.0
France	0.5
Total	100.0%

Money Market Fund     21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$205,340,937	$—
Certificates of deposit	—	143,954,514	—
Commercial paper	—	279,627,193	—
Corporate bonds and notes	—	62,663,516	—
Municipal bonds and notes	—	101,608,309	—
Mutual funds	51,736,607	—	—
Repurchase agreements	—	269,082,000	—
Time deposits	—	36,250,000	—
U.S. treasury obligations	—	66,748,821	—
Totals by level	$51,736,607	$1,165,275,290	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

22     Money Market Fund

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$896,193,290
Affiliated issuers (identified cost $51,736,607) (Note 5)	51,736,607
Repurchase agreements (identified cost $269,082,000)	269,082,000
Cash	565
Interest and other receivables	439,140
Receivable for shares of the fund sold	3,487,368
Receivable from Manager (Note 2)	55,190
Prepaid assets	67,747
Total assets	1,221,061,907
LIABILITIES
Payable for shares of the fund repurchased	13,046,119
Payable for custodian fees (Note 2)	10,326
Payable for investor servicing fees (Note 2)	326,774
Payable for Trustee compensation and expenses (Note 2)	505,231
Payable for administrative services (Note 2)	4,221
Distributions payable to shareholders	61
Other accrued expenses	186,085
Total liabilities	14,078,817
Net assets	$1,206,983,090

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$1,208,185,486
Accumulated net realized loss on investments (Note 1)	(1,202,396)
Total — Representing net assets applicable to capital shares outstanding	$1,206,983,090
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share ($1,097,192,824 divided by 1,097,192,823 shares)	$1.00
Net asset value and offering price per class B share ($8,212,659 divided by 8,212,657 shares)*	$1.00
Net asset value and offering price per class C share ($21,795,286 divided by 21,795,286 shares)*	$1.00
Net asset value, offering price and redemption price per class M share ($27,477,538 divided by 27,477,538 shares)	$1.00
Net asset value, offering price and redemption price per class R share ($29,820,031 divided by 29,820,031 shares)	$1.00
Net asset value, offering price and redemption price per class T share ($22,484,752 divided by 22,484,752 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Money Market Fund     23

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $20,069 from investments in affiliated issuers) (Note 5)	$984,962
EXPENSES
Compensation of Manager (Note 2)	1,784,325
Investor servicing fees (Note 2)	998,684
Custodian fees (Note 2)	15,930
Trustee compensation and expenses (Note 2)	9,391
Distribution fees (Note 2)	209,449
Administrative services (Note 2)	19,404
Other	233,413
Fees waived and reimbursed by Manager (Note 2)	(2,343,378)
Total expenses	927,218
Expense reduction (Note 2)	(6,507)
Net expenses	920,711
Net investment income	64,251

Net increase in net assets resulting from operations	$64,251

The accompanying notes are an integral part of these financial statements.

24     Money Market Fund

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$64,251	$136,591
	Net realized gain on investments	—	2,201
	Net increase in net assets resulting from operations	64,251	138,792
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(58,501)	(124,888)
	Class B	(469)	(1,216)
	Class C	(1,248)	(2,302)
	Class M	(1,452)	(2,821)
	Class R	(1,489)	(3,301)
	Class T	(1,092)	(2,063)
	Net increase in capital from affiliate (Note 5)	2,981,729	—
	Decrease from capital share transactions (Note 4)	(121,375,121)	(106,620,092)
	Total decrease in net assets	(118,393,392)	(106,617,891)
	NET ASSETS
	Beginning of period	1,325,376,482	1,431,994,373
	End of period	$1,206,983,090	$1,325,376,482
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Money Market Fund     25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring payment	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c]	Ratio of net investment income (loss) to average net assets (%)[c]
Class A
March 31, 2015**	$1.00	—[d]	—	—[d]	—[d]	—[d]	.0023[e]	$1.00	—*[f]	$1,097,193	.07*	—*[g]
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	1,202,778.13		.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	1,306,628.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	1,398,514.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	1,739,458.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	—	1.00	.06	2,131,331.32		—[g]
Class B
March 31, 2015**	$1.00	—[d]	—	—[d]	—[d]	—[d]	.0020[e]	$1.00	—*[f]	$8,213	.07*	.01*
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	10,136.13		.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	13,952.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	18,000.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	27,668.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	—	1.00	.06	37,121.32		.01
Class C
March 31, 2015**	$1.00	—[d]	—	—[d]	—[d]	—[d]	.0020[e]	$1.00	—*[f]	$21,795	.07*	.01*
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	29,443.13		.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	26,082.18		—[g]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	23,037.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	31,073.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	—	1.00	.06	21,991.32		—[g]
Class M
March 31, 2015**	$1.00	—[d]	—	—[d]	—[d]	—[d]	.0021[e]	$1.00	—*[f]	$27,478	.07*	.01*
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	29,845.13		.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	29,196.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	28,559.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	31,296.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	—	1.00	.06	35,999.32		—[g]
Class R
March 31, 2015**	$1.00	—[d]	—	—[d]	—[d]	—[d]	.0020[e]	$1.00	—*[f]	$29,820	.07*	.01*
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	31,934.13		.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	35,167.18		—[g]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	19,425.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	18,508.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	—	1.00	.06	16,283.32		—[g]
Class T
March 31, 2015**	$1.00	—[d]	—	—[d]	—[d]	—[d]	.0021[e]	$1.00	—*[f]	$22,485	.07*	.01*
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	21,240.13		.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	20,969.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	25,430.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	33,941.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	—	1.00	.06	31,034.32		—[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Money Market Fund	Money Market Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	3/31/15	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Class A	0.17%	0.36%	0.32%	0.29%	0.28%	0.20%
Class B	0.42	0.86	0.82	0.79	0.78	0.70
Class C	0.42	0.86	0.82	0.79	0.78	0.70
Class M	0.24	0.51	0.47	0.44	0.43	0.35
Class R	0.42	0.86	0.82	0.79	0.78	0.70
Class T	0.29	0.61	0.57	0.54	0.53	0.45

d  Amount represents less than $0.0001 per share.

e  Reflects a voluntary non-recurring payment from Putnam Investments (Note 5).

f  Amount represents less than 0.01%.

g  Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

28     Money Market Fund

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Money Market Fund     29

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2014, the fund had a capital loss carryover of $1,202,397 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$680,976	N/A	$680,976	September 30, 2017
521,421	N/A	521,421	September 30, 2019

30     Money Market Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $2,343,378 as a result of this limit, and the net yield at the close of the reporting period was 0.01%. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived
Class A	$—
Class B	23,461
Class C	62,357
Class M	21,774
Class R	74,592
Class T	27,265
Total	$209,449

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Money Market Fund     31

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$909,281
Class B	7,291
Class C	19,283
Class M	22,580
Class R	23,201
Class T	17,048
Total	$998,684

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,507 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $727, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class B	$23,461
Class C	62,357
Class M	21,774
Class R	74,592
Class T	27,265
Total	$209,449

32     Money Market Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,973 and $849, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $45,196,160,627 and $45,307,783,312, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/15		Year ended 9/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	655,248,243	$655,248,243	1,212,508,505	$1,212,508,505
Shares issued in connection with reinvestment of distributions	50,499	50,499	108,009	108,009
	655,298,742	655,298,742	1,212,616,514	1,212,616,514
Shares repurchased	(763,602,561)	(763,602,561)	(1,316,470,810)	(1,316,470,810)
Net decrease	(108,303,819)	$(108,303,819)	(103,854,296)	$(103,854,296)

	Six months ended 3/31/15		Year ended 9/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	2,087,992	$2,087,992	5,919,633	$5,919,633
Shares issued in connection with reinvestment of distributions	354	354	892	892
	2,088,346	2,088,346	5,920,525	5,920,525
Shares repurchased	(4,035,504)	(4,035,504)	(9,742,112)	(9,742,112)
Net decrease	(1,947,158)	$(1,947,158)	(3,821,587)	$(3,821,587)

	Six months ended 3/31/15		Year ended 9/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	17,471,467	$17,471,467	30,527,400	$30,527,400
Shares issued in connection with reinvestment of distributions	1,029	1,029	2,024	2,024
	17,472,496	17,472,496	30,529,424	30,529,424
Shares repurchased	(25,181,178)	(25,181,178)	(27,160,679)	(27,160,679)
Net increase (decrease)	(7,708,682)	$(7,708,682)	3,368,745	$3,368,745

Money Market Fund     33

	Six months ended 3/31/15		Year ended 9/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	17,973,769	$17,973,769	34,173,716	$34,173,716
Shares issued in connection with reinvestment of distributions	1,218	1,218	2,355	2,355
	17,974,987	17,974,987	34,176,071	34,176,071
Shares repurchased	(20,403,507)	(20,403,507)	(33,526,531)	(33,526,531)
Net increase (decrease)	(2,428,520)	$(2,428,520)	649,540	$649,540

	Six months ended 3/31/15		Year ended 9/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	11,296,485	$11,296,485	30,969,720	$30,969,720
Shares issued in connection with reinvestment of distributions	1,417	1,417	3,175	3,175
	11,297,902	11,297,902	30,972,895	30,972,895
Shares repurchased	(13,485,313)	(13,485,313)	(34,207,167)	(34,207,167)
Net decrease	(2,187,411)	$(2,187,411)	(3,234,272)	$(3,234,272)

	Six months ended 3/31/15		Year ended 9/30/14
Class T	Shares	Amount	Shares	Amount
Shares sold	6,832,625	$6,832,625	11,062,109	$11,062,109
Shares issued in connection with reinvestment of distributions	1,064	1,064	1,992	1,992
	6,833,689	6,833,689	11,064,101	11,064,101
Shares repurchased	(5,633,220)	(5,633,220)	(10,792,323)	(10,792,323)
Net increase	1,200,469	$1,200,469	271,778	$271,778

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$51,735,756	$851	$—	$20,069	$51,736,607

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

During the reporting period, Putnam Investments made a voluntary non-recurring payment totaling $2,981,729 to the fund. No shares of the fund were issued to Putnam Investments in connection with this payment and Putnam Investments has no claim on the fund’s assets in respect of the amount of the payment.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

34     Money Market Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	Merrill Lynch, Pierce, Fenner and Smith, Inc.	Total
Assets:
Repurchase agreements**	$89,500,000	$90,000,000	$89,582,000	$269,082,000
Total Assets	$89,500,000	$90,000,000	$89,582,000	$269,082,000
Liabilities:
Total Liabilities	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$89,500,000	$90,000,000	$89,582,000	$269,082,000
Total collateral received (pledged)†##	$89,500,000	$90,000,000	$89,582,000
Net amount	$—	$—	$—

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8: Note regarding recent Securities and Exchange Commission (SEC) rule amendments

In July, the SEC adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Management is evaluating the SEC’s adopted rules and their potential impact on the fund and its financial statements.

Money Market Fund     35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36     Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA039
293757 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Money Market Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015